MUNIVEST
MICHIGAN
INSURED
FUND, INC.








FUND LOGO








Annual Report

October 31, 1995

Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


NYSE Symbol
MVM

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.



MuniVest Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011







MUNIVEST MICHIGAN INSURED FUND, INC.


The Benefits and
Risks of
Leveraging

MuniVest Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





DEAR SHAREHOLDER

For the year ended October 31, 1995, the Common Stock of MuniVest Michigan Insured Fund, Inc. earned $0.761 per share income dividends, which included earned and unpaid dividends of $0.064. This represents a net annualized yield of 5.57%, based on a month-end net asset value of $13.65 per share. Over the same period, the total investment return on the Fund's Common Stock was +23.18%, based on a change in per share net asset value from $11.83 to $13.65, and assuming reinvestment of $0.764 per share income dividends.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +9.22%, based on a change in per share net asset value from $12.90 to $13.65, and assuming reinvestment of $0.375 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 3.69%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact Federal budget deficit reduction programs through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
Over the past 12 months, the Fund's portfolio strategy and performance can be divided into two periods. From November through mid-December 1994, we believed that most of the rise in interest rates seen during the latter half of 1994 was unwarranted. Consequently, we maintained the Fund's earlier aggressive portfolio structure, causing the Fund to underperform market averages through late 1994. Beginning in mid-December 1994 and through October 31, 1995, the Fund's fiscal year-end, our positive outlook toward interest rates was rewarded as bond yields began a significant correction. Since their highs in November 1994, tax-exempt bond yields have fallen over 100 basis points and bond prices have risen accordingly. During this period, the Fund recouped almost all of the losses it incurred in 1994.

Given the extent of the municipal bond market's recent rally, we adopted a more neutral outlook toward interest rates. The Fund's cash reserves will remain limited in order to enhance the Fund's current income, but no significant additional purchase of interest rate-sensitive securities will be made. The Fund's present structure will allow it to fully participate in any additional market improvement. Our primary focus will continue to seek to provide as high a level of tax-exempt income as possible.

Short-term tax-exempt interest rates traded in the 3.25%--4.00% range throughout most of the last six months. This scenario continued to generate significant beneficial impact upon the yield paid to the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline, and, as a result, reduce the yield of the Fund's Common Stock. (For a complete explanation of the the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniVest Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(Fred K. Stuebe)
Fred K. Stuebe
Portfolio Manager





November 28, 1995


We are pleased to announce that Fred K. Stuebe is responsible for the day-to-day management of MuniVest Michigan Insured Fund, Inc. Mr. Stuebe has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President and Portfolio Manager in the Tax-Exempt Bond Department. Prior thereto, he was employed by Old Republic Insurance Company since 1984 as Vice President--Tax-Exempt Investments.

PROXY RESULTS



During the six-month period ended October 31, 1995, MuniVest Michigan Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                 Shares Voted             Shares Voted
                                                                                     For               Without Authority
1. To elect the Fund's Board of Directors:      Edward H. Meyer                    7,108,241                127,030
                                                Jack B. Sunderland                 7,107,860                127,411
                                                J. Thomas Touchton                 7,113,810                121,461
                                                Arthur Zeikel                      7,112,810                122,461


                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                           7,074,103         42,589         118,579


During the six-month period ended October 31, 1995, MuniVest Michigan Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                 Shares Voted             Shares Voted
                                                                                     For               Without Authority
1. To elect the Fund's Board of Directors:      Donald Cecil                         1,688                    310
                                                M. Colyer Crum                       1,688                    310
                                                Edward H. Meyer                      1,688                    310
                                                Jack B. Sunderland                   1,688                    310
                                                J. Thomas Touchton                   1,688                    310
                                                Arthur Zeikel                        1,688                    310

                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent
   auditors for the current fiscal year.                                             1,992             6               0



Portfolio Abbreviations


To simplify the listings of MuniVest Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
GO             General Obligation Bonds
HDA            Housing Development Authority
PCR            Pollution Control Revenue Bonds
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                 S&P      Moody's   Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Michigan--99.5% AAA       Aaa    $  1,000   Caledonia, Michigan, Community Schools, Revenue Refunding
                                            Bonds, UT, 6.625% due 5/01/2014 (b)                                 $  1,077

                AAA       Aaa       2,300   City of Muskegon, Michigan, Public Schools District, GO,
                                            5.25% due 5/01/2016 (c)                                                2,189

                AAA       Aaa       1,000   Coldwater, Michigan, Community Schools, UT, 6.30% due
                                            5/01/2023 (e)                                                          1,046

                AAA       Aaa       6,750   Detroit, Michigan, Sewage Disposal Revenue Bonds, 6.625% due
                                            7/01/2021 (c)                                                          7,241

                A1+       NR*         100   Detroit, Michigan, Tax Increment Finance Authority Revenue Bonds
                                            (Central Industrial Park Project), VRDN, 3.70% due 10/01/2010 (a)        100

                BBB       Baa1      4,750   Dickinson County, Michigan, Economic Development Corp.,
                                            Solid Waste Disposal Revenue Refunding Bonds (Champion
                                            International), 6.55% due 3/01/2007                                    4,954

                AAA       Aaa       1,750   Ferndale, Michigan, School District, Revenue Refunding
                                            Bonds, UT, 5.375% due 5/01/2016 (c)                                    1,684

                AAA       Aaa       4,625   Grand Haven, Michigan, Electric Revenue Refunding Bonds,
                                            5.25% due 7/01/2013 (e)                                                4,450

                                            Grand Ledge, Michigan, Public Schools District Revenue
                                            Bonds, UT (e):
                AAA       Aaa       8,000      6.60% due 5/01/2004 (f)                                             9,169
                AAA       Aaa       1,000      6.45% due 5/01/2014                                                 1,075

                AAA       Aaa       7,000   Grand Rapids, Michigan, Water Supply System, Revenue Refunding
                                            Bonds, 6.50% due 1/01/2015 (c)                                         7,384

                AAA       Aaa       5,250   Grand Traverse County, Michigan, Hospital Finance Authority,
                                            Hospital Revenue Refunding Bonds (Munson Healthcare), Series A,
                                            6.25% due 7/01/2022 (b)                                                5,394

                AAA       Aaa       1,570   Grandville, Michigan, Public Schools District, Revenue Refunding
                                            Bonds, UT, 6.60% due 5/01/2015 (c)                                     1,706

                                            Greenville, Michigan, Public Schools Building Revenue
                                            Bonds, UT (e):
                AAA       Aaa       1,020      5.75% due 5/01/2008                                                 1,062
                AAA       Aaa       2,250      5.75% due 5/01/2019                                                 2,250

                                            Inkster, Michigan, School District, Revenue Refunding Bonds,
                                            UT (b):
                AAA       Aaa       3,165      5.50% due 5/01/2013                                                 3,130
                AAA       Aaa       1,000      5.50% due 5/01/2019                                                   961

                AAA       Aaa       1,180   Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                            Facility, Revenue Refunding and Improvement Bonds (Bronson
                                            Methodist), Series A, 6.375% due 5/15/2017 (e)                         1,244

                AAA       Aaa       2,000   Kent, Michigan, Hospital Finance Authority, Michigan Hospital
                                            Facility, Revenue Refunding Bonds (Butterworth Hospital),
                                            Series A, 7.25% due 1/15/2013 (e)                                      2,351

                AAA       Aaa       2,700   Lake Orion, Michigan, Community School District, Revenue
                                            Refunding Bonds, UT, 5.50% due 5/01/2020 (b)                           2,643

                AAA       Aaa       1,300   Livonia, Michigan, Public School District (Crossover Building),
                                            5.50% due 5/01/2021 (c)                                                1,267

                AAA       Aaa       1,425   Michigan Municipal Bond Authority Revenue Bonds (Local Government
                                            Loan Program--Marquette Building), Series D, 6.75% due
                                            5/01/2021 (b)                                                          1,541

                                            Michigan Municipal Bond Authority Revenue Bonds (Local
                                            Government Loan Program), Series A:
                AAA       Aaa       1,000      6% due 12/01/2013 (c)                                               1,029
                AAA       Aaa       2,000      5.75% due 5/01/2014 (b)                                             2,011
                AAA       Aaa       2,000      6.125% due 12/01/2018 (c)                                           2,067

                                            Michigan State HDA, Rental Housing, Revenue Refunding Bonds,
                                            Series A:
                AAA       Aaa       5,000      5.875% due 10/01/2017 (b)                                           4,948
                AAA       Aaa       5,000      6.50% due 4/01/2023 (d)                                             5,122

                                            Michigan State Hospital Finance Authority, Revenue Refunding
                                            Bonds:
                AAA       Aaa       5,000      (Oakwood Hospital Obligation Group), Series A, 5.50% due
                                               11/01/2013 (c)                                                      4,888
                AAA       Aaa       2,000      (Oakwood Hospital Obligation Group), Series A, 5.625% due
                                               11/01/2018 (c)                                                      1,958
                AAA       Aaa       3,000      (Saint John Hospital), Series A, 6% due 5/15/2013 (b)               3,070
                AAA       Aaa       1,460      (Sparrow Obligation Group), 6.50% due 11/15/2011 (e)                1,545

                                            Michigan State Strategic Fund, Limited Obligation, Revenue
                                            Refunding Bonds:
                A1+       Aa3       1,800      (Consumers Power Company Project), Series A, VRDN, 3.95% due
                                               6/15/2010 (a)                                                       1,800
                AAA       Aaa       3,630      (Detroit Edison Co. Project), Series BB, 7% due 5/01/2021 (b)       4,305
                AAA       Aaa       5,000      (Detroit Edison Co. Project), Series CC, 6.95% due 9/01/2021 (c)    5,440

                NR*       P1        2,500   Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                            Project), Series A, VRDN, 3.90% due 4/15/2018 (a)                      2,500

                AAA       Aaa       6,500   Monroe County, Michigan, Economic Development Corporation,
                                            Limited Obligation, Revenue Refunding Bonds (Detroit Edison Co.),
                                            Series AA, 6.95% due 9/01/2022 (c)                                     7,649

                                            Monroe County, Michigan, PCR (Detroit Edison Co. Project), AMT:
                AAA       Aaa       2,500      (Monroe and Fermi Plants), Series 1, 7.65% due 9/01/2020 (c)        2,822
                AAA       Aaa       4,500      Series CC, 6.55% due 6/01/2024 (e)                                  4,708
                AAA       Aaa       1,500      Series I, 7.30% due 9/01/2019 (b)                                   1,672

                AAA       Aaa       2,600   Novi, Michigan, Community School District Revenue Bonds,
                                            UT, 6.125% due 5/01/2013 (c)                                           2,735

                AAA       Aaa       1,000   Reeths-Puffer, Michigan, School District, Revenue Refunding
                                            Bonds, UT, 6% due 5/01/2025 (c)                                        1,016

                AA        Aa        2,750   Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                            Revenue Bonds (William Beaumont Hospital), Series D, 6.75%
                                            due 1/01/2020                                                          2,898

                NR*       VMIG1++     600   University of Michigan, University Hospital Revenue Bonds,
                                            VRDN, Series A, 4% due 12/01/2027 (a)                                    600

                AAA       Aaa       1,500   Waterford, Michigan, School District Revenue Bonds, UT, 6.25%
                                            due 6/01/2012 (c)                                                      1,582

                                            Wayne State University, Michigan, Revenue Refunding Bonds (b):
                AAA       Aaa       1,500      5.20% due 11/15/2004                                                1,546
                AAA       Aaa       5,000      5.65% due 11/15/2015                                                5,010

                AAA       Aaa       3,115   West Ottawa, Michigan, Public Schools District, Revenue
                                            Refunding Bonds, UT, 6% due 5/01/2020 (c)                              3,163

                                            Western Michigan Schools District, Revenue Refunding
                                            Bonds, UT (e):
                AAA       Aaa       1,000      5.50% due 5/01/2001                                                 1,046
                AAA       Aaa         815      5.50% due 5/01/2002                                                   855


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                 S&P       Moody's  Face                                                                         Value
STATE           Ratings   Ratings  Amount   Issue                                                              (Note 1a)
Michigan        AAA       Aaa     $ 2,000   Western Michigan University, General Revenue Bonds, 6.125%
(concluded)                                 due 11/15/2022 (c)                                                 $   2,061

                                            Western Michigan University, Revenue Refunding Bonds:
                AAA       Aaa       1,620      Series A, 5.50% due 7/15/2016 (c)                                   1,592
                AAA       Aaa       2,000      Series B, 6.50% due 7/15/2021 (b)                                   2,125

                AAA       Aaa       2,230   Wyandotte, Michigan, City School District Revenue
                                            Refunding Bonds, UT, 5.625% due 5/01/2013 (d)                          2,234


                Total Investments (Cost--$143,923)--99.5%                                                        149,915

                Other Assets Less Liabilities--0.5%                                                                  814
                                                                                                                --------
                Net Assets--100.0%                                                                              $150,729
                                                                                                                ========


                (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
                (b)AMBAC Insured.
                (c)FGIC Insured.
                (d)FSA Insured.
                (e)MBIA Insured.
                (f)Prerefunded.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.
                   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                   See Notes Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1995
Assets:             Investments, at value (identified cost--$143,923,241) (Note 1a)                         $149,914,536
                    Cash                                                                                          44,554
                    Receivables:
                      Securities sold                                                      $  3,975,695
                      Interest                                                                3,111,958        7,087,653
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       9,019
                    Prepaid expenses and other assets                                                              7,369
                                                                                                            ------------
                    Total assets                                                                             157,063,131
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    6,068,515
                      Dividends to shareholders (Note 1f)                                       139,153
                      Investment adviser (Note 2)                                                61,403        6,269,071
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        65,474
                                                                                                            ------------
                    Total liabilities                                                                          6,334,545
                                                                                                            ------------

Net Assets:         Net assets                                                                              $150,728,586
                                                                                                            ============


Capital:            Capital Stock (200,000,000 shares authorized)(Note 4):
                      Preferred Stock, par value $.10 per share (2,000 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 50,000,000
                      Common Stock, par value $.10 per share (7,379,969 shares
                      issued and outstanding)                                              $    737,997
                    Paid-in capital in excess of par                                        102,717,369
                    Undistributed investment income--net                                        500,922
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (9,218,997)
                    Unrealized appreciation on investments--net                               5,991,295
                                                                                           ------------
                    Total--Equivalent to $13.65 net asset value per share of
                    Common Stock (market price--$12.25)                                                      100,728,586
                                                                                                            ------------
                    Total capital                                                                           $150,728,586
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1995
Investment          Interest and amortization of premium and discount earned                                $  8,631,465
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    722,750
                    Commission fees (Note 4)                                                    129,150
                    Professional fees                                                            73,753
                    Accounting services (Note 2)                                                 46,596
                    Printing and shareholder reports                                             40,168
                    Transfer agent fees                                                          33,537
                    Directors' fees and expenses                                                 22,709
                    Listing fees                                                                 19,625
                    Custodian fees                                                               12,244
                    Pricing fees                                                                  6,901
                    Amortization of organization expenses (Note 1e)                               3,618
                    Other                                                                         6,617
                                                                                           ------------
                    Total expenses                                                                             1,117,668
                                                                                                            ------------
                    Investment income--net                                                                     7,513,797
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (4,645,187)
Unrealized Gain     Change in unrealized appreciation /depreciation on
(Loss) on           investments--net                                                                          18,064,540
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 20,933,150
                                                                                                            ============


                    See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                   October 31,
                    Increase (Decrease) in Net Assets:                                         1995              1994
Operations:         Investment income--net                                                 $  7,513,797     $  7,353,055
                    Realized loss on investments--net                                        (4,645,187)      (4,573,803)
                    Change in unrealized appreciation/depreciation on invest-
                    ments--net                                                               18,064,540      (17,886,533)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          20,933,150      (15,107,281)
                                                                                           ------------     ------------


Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (5,639,219)      (6,136,596)
Shareholders          Preferred Stock                                                        (1,878,150)      (1,229,220)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --           (3,152)
                      Preferred Stock                                                                --             (560)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (7,517,369)      (7,369,528)
                                                                                           ------------     ------------

Capital Stock       Offering and underwriting costs resulting from the
Transactions        issuance of Preferred Stock                                                      --           27,285
(Notes 1e & 4):     Value of shares issued to Common Stock shareholders in
                    reinvestment of dividends and distributions                                      --        1,115,631
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --        1,142,916
                                                                                           ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                  13,415,781      (21,333,893)
                    Beginning of year                                                       137,312,805      158,646,698
                                                                                           ------------     ------------
                    End of year*                                                           $150,728,586     $137,312,805
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    500,922     $    504,494
                                                                                           ============     ============



                    See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                                For the
                                                                                                                Period
                    The following per share data and ratios have been derived                                   Apr. 30,
                    from information provided in the financial statements.          For the Year Ended         1993++ to
                                                                                       October 31,              Oct. 31,
                    Increase (Decrease) in Net Asset Value:                         1995          1994            1993
Per Share           Net asset value, beginning of period                         $  11.83       $  14.89        $  14.18
Operating                                                                        --------       --------        --------
Performance:          Investment income--net                                         1.01           1.01             .47
                      Realized and unrealized gain (loss) on invest-
                      ments--net                                                     1.82          (3.06)            .80
                                                                                 --------       --------        --------
                    Total from investment operations                                 2.83          (2.05)           1.27
                                                                                 --------       --------        --------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                         (.76)          (.84)           (.33)
                                                                                 --------       --------        --------
                    Capital charge resulting from issuance of
                    Common Stock                                                       --             --            (.03)
                                                                                 --------       --------        --------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                       (.25)          (.17)           (.07)
                      Capital charge resulting from issuance of
                      Preferred Stock                                                  --             --            (.13)
                                                                                 --------       --------        --------
                    Total effect of Preferred Stock activity                         (.25)          (.17)           (.20)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  13.65       $  11.83        $  14.89
                                                                                 ========       ========        ========
                    Market price per share, end of period                        $  12.25       $  10.25        $ 15.125
                                                                                 ========       ========        ========

Total Investment    Based on market price per share                                27.59%        (27.71%)          3.10%+++
Return:**                                                                        ========       ========        ========
                    Based on net asset value per share                             23.18%        (15.25%)          7.37%+++
                                                                                 ========       ========        ========


Ratios to           Expenses, net of reimbursement                                   .77%           .76%            .56%*
Average                                                                          ========       ========        ========
Net Assets:***      Expenses                                                         .77%           .76%            .78%*
                                                                                 ========       ========        ========
                    Investment income--net                                          5.21%          4.98%           4.67%*
                                                                                 ========       ========        ========


Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                        $100,729       $ 87,313        $108,647
                                                                                 ========       ========        ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                               $ 50,000       $ 50,000        $ 50,000
                                                                                 ========       ========        ========
                    Portfolio turnover                                             53.85%         49.03%          15.34%
                                                                                 ========       ========        ========


Dividends           Investment income--net                                       $    939       $    615         $   255
Per Share on
Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on June 1, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Aggregate total investment return.



                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $80,581,442 and $72,684,920, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                   Realized      Unrealized
                                    Losses         Gains

Long-term investments           $  (2,570,965)  $  5,991,295
Financial futures contracts        (2,074,222)            --
                                -------------   ------------
Total                           $  (4,645,187)  $  5,991,295
                                =============   ============



As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $5,991,295, of which $5,995,848 related to appreciated securities and $4,553 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $143,923,241.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 7,379,969. At October 31, 1995, total paid-in capital amounted to $103,455,366.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1995 was 3.75%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 2,000 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $10,274.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $123,940 as commissions.

5. Capital Loss Carryforward:
At October 31, 1995, the Fund had a capital loss carryforward of approximately $7,637,000, of which $4,574,000 expires in 2002 and $3,063,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 13, 1995 the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.064228 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniVest Michigan Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Michigan Insured Fund, Inc. as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period April 30, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Michigan Insured Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniVest Michigan Insured Fund, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




PER SHARE INFORMATION (unaudited)

Per Share
Selected
Quarterly
Financial Data*
                                                                Net        Realized    Unrealized             Dividends
                                                             Investment     Gains        Gains         Net Investment Income
For the Period                                                 Income      (Losses)     (Losses)         Common    Preferred
November 1, 1993 to January 31, 1994                            $.26        $ .02        $  .13           $.21       $.04
February 1, 1994 to April 30, 1994                               .25         (.14)        (2.05)           .22        .04
May 1, 1994 to July 31, 1994                                     .25         (.15)          .45            .21        .04
August 1, 1994 to October 31, 1994                               .25         (.35)         (.97)           .20        .05
November 1, 1994 to January 31, 1995                             .26         (.28)          .92            .20        .06
February 1, 1995 to April 30, 1995                               .25         (.18)          .62            .19        .07
May 1, 1995 to July 31, 1995                                     .25         (.04)          .29            .18        .06
August 1, 1995 to October 31, 1995                               .25         (.13)          .62            .19        .06


                                                                Net Asset Value              Market Price**
For the Period                                                  High        Low           High           Low       Volume***
November 1, 1993 to January 31, 1994                          $15.04       $14.30        $15.00         $13.25        507
February 1, 1994 to April 30, 1994                             14.99        12.27         15.00          12.125       414
May 1, 1994 to July 31, 1994                                   13.52        12.48         13.375         12.25        300
August 1, 1994 to October 31, 1994                             13.16        11.83         13.00          10.125       816
November 1, 1994 to January 31, 1995                           12.45        10.88         11.50           9.25      1,342
February 1, 1995 to April 30, 1995                             13.29        12.48         12.25          11.375       503
May 1, 1995 to July 31, 1995                                   13.82        12.90         12.375         11.25        538
August 1, 1995 to October 31, 1995                             13.65        12.53         12.25          11.375       600

  *Calculations are based upon shares of Common Stock outstanding at the end of each period.
 **As reported in the consolidated transaction reporting system.
***In thousands.